Merrill Lynch Equity Income Fund

Supplement dated September 23, 2003
to the Prospectus dated November 12, 2002

Effective October 1, 2003, the Merrill Lynch Equity Income Fund
(the "Fund") will change its name to Merrill Lynch Equity Dividend Fund. In connection with this change, the Fund will also adopt a new investment policy to invest at least 80% of its assets in dividend paying securities. This change will not affect your holding in the Fund or the Fund's investment objective to seek long-term total return and current income.

This information supplements and supersedes any contrary information contained in the Prospectus.


Code: 10559-11-02SUP







Merrill Lynch Equity Income Fund

Supplement dated September 23, 2003
to the Statement of Additional Information dated November 12, 2002

The section "Investment Objective and Policies - Investment
Restrictions" beginning on page 12 is amended by deleting non-fundamental investment restriction (e) and replacing it with amended non-fundamental investment restriction (e), as follows:

	(e) Change its policies of investing, under normal circumstances, at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities, unless the Fund provides its shareholders with at least 60 days' prior written notice of such change.

This information supplements and supersedes any contrary information contained in the Prospectus and Statement of Additional Information.


Code: 10560-11-02SUP